UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 29, 2001



                            Ferrellgas Partners, L.P.
                 -----------------------------------------------

             (Exact name of registrant as specified in its charter)



       Delaware                 1-111331                     43-1698480
----------------------     -----------------     -------------------------------
   (State or other          Commission file      (I.R.S. Employer Identification
   jurisdiction of               number                         No.)
   incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (816) 792-1600


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The consent of Deloitte & Touche LLP, Independent Auditors, to the incorporation by reference into certain of our registration statements of their report dated February 25, 2000, relating to certain businesses of Thermogas Company is filed under Exhibit 23.1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FERRELLGAS PARTNERS, L.P.

                                         By Ferrellgas, Inc. (General Partner)


Date: May 29, 2001                       By   /s/ Kevin T. Kelly
                                         ---------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



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                                INDEX TO EXHIBIT


        Exhibit No.      Description of Exhibit
        -----------      ----------------------
            23.1         Consent of Deloitte & Touche LLP, Independent Auditors.